UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

IMAGENEBIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive
Suite 345
San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-901-7098

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IMA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01.	Other Events.

On July 28, 2025, upon the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of the Company, the Board adopted and approved the Company’s 2025 Inducement Plan (the “Inducement Plan”) to reserve 589,585 shares of the Company’s common stock to be used exclusively for grants of equity awards to individuals that were not previously employees or directors of the Company (or who are returning to employment following a bona fide period of non-employment), as an inducement material to the individual’s entry into employment with the Company, pursuant to Nasdaq Listing Rule 5635(c)(4). The Inducement Plan was adopted and approved without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4). In addition, the Board adopted and approved forms of Stock Option Grant Notice, Option Agreement and Notice of Exercise, as well as forms of Restricted Stock Unit (“RSU”) Grant Notice and RSU Agreement for use with the Inducement Plan. The terms and conditions of the Inducement Plan are substantially similar to the Company’s stockholder-approved 2025 Equity Incentive Plan.

A complete copy of the Inducement Plan is filed herewith as Exhibit 99.1. The above summary of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	ImageneBio, Inc. 2025 Inducement Plan and Forms of Stock Option Grant Notice, Option Agreement, and Notice of Exercise and Forms of RSU Grant Notice and RSU Agreement thereunder.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGENEBIO, INC.

Date: August 1, 2025	By:	/s/ Kristin Yarema, Ph.D.
Kristin Yarema, Ph.D.
Chief Executive Officer